Other Compensation Costs	12 Months Ended
Dec. 31, 2024
Equity [Abstract]
Other Compensation Costs	Other Compensation Costs
Long-Term Cash Incentive Plan

The Company adopted a Long-Term Cash Incentive Plan that allows incentive awards to be granted to certain employees and consultants of the Company. The Company granted 2024 long-term cash incentive awards with a specified cash target value ("2024 LTIP Awards") during the first quarter of 2024. The 2024 LTIP Awards will vest in equal installments on January 15, 2026 and January 15, 2027, subject to the participant's continued service with the Company. Payouts of the awards will be based on changes in the Company’s valuation, plus cumulative cash dividends and return of capital distributions paid by the Company over the vesting period. Changes in the aggregate target value at each subsequent reporting date will be recognized as compensation expense based on the portion of vesting or service period lapsed from the grant date through the reporting date.

The aggregate target value of the 2024 LTIP Awards at December 31, 2024 was $13.8 million, which will be recognized as compensation expense over the vesting period. For the year ended December 31, 2024, the Company recognized $4.6 million of compensation expense for the 2024 LTIP Awards in Administrative expenses on the Consolidated Statements of Operations.

Long-Term Incentive Awards

In the fourth quarter of 2023, certain senior executives of the Company were granted 750 incentive units pursuant to a long-term incentive program established by Brookfield Infrastructure. The awards (the "Incentive Units") will vest in five equal annual installments on each of the first five anniversaries of the closing date of the Merger, subject to the participants' continued employment or service. During the second quarter of 2024, 125 additional Incentive Units were granted under this program in the form of bonus unit awards. The total number of Incentive Units granted under the long-term incentive program was 875 as of December 31, 2024. Payment obligations under the program (if any) are the responsibility of Brookfield Infrastructure. For additional information regarding the Incentive Units, refer to Item 6.B, "Compensation" section "Long-Term Incentive Unit Awards" in this Annual Report.

The Company will recognize compensation cost for the Incentive Units on a straight-line basis over the five-year vesting period based on the fair value of the awards. The fair value at grant date of $16.4 million relates to both units issued and additional units that are expected to be issued under this program. Changes in the fair value at each subsequent reporting date will be recognized as compensation expense based on the portion of vesting or service period lapsed from the grant date through the reporting date. Based on a review of the valuation of the Company at the first anniversary date of the Merger, the fair value of these awards at December 31, 2024 is $19.2 million. The fair value as of December 31, 2024 was calculated using a Black-Scholes pricing formula including the following significant assumptions:

Underlying market price per share	$117
Volatility	34.00%
Expected term	4 years
Risk-free rate	3.58%

For the year ended December 31, 2024, the Company recognized $3.8 million of compensation expense for the Incentive Units in Administrative expenses on the Consolidated Statements of Operations and recorded the payment obligations as Contributed capital from Parent on the Consolidated Statements of Shareholders’ Equity.

Other Compensation

Prior to the completion of the Merger, the Company recognized share-based compensation expense for share-based awards based on the grant date fair value. The expense was recognized over the employee's requisite service period, or vesting period of the equity award, approximately three years. The Company recognized share-based compensation expense in Administrative expenses on the Consolidated Statements of Operations of $7.3 million and $12.5 million for the years ended December 31, 2023 and 2022, respectively.

In accordance with the Merger Agreement, upon closing of the Merger, Triton’s unvested restricted shares and restricted share units that were outstanding immediately prior to the closing of the Merger were converted into a contingent right to receive cash equal to the number of shares subject to such award, assuming attainment of the maximum level of performance for performance-based awards, multiplied by $83.16 per share, plus accrued dividends. Payment is at the earlier of the original vesting date of the award and the twelve month anniversary of the Merger closing date subject to the participant's continued service with the Company. The modification of the unvested share-based awards changed the classification of the awards from equity to liability, as well as modified the original service period of the awards. As a result of the change in the classification of the awards, the Company reclassified $16.1 million from equity, plus previously accrued dividends of $2.9 million to the accrued compensation liability. Further, for the year ended December 31, 2023, the Company recorded $24.2 million in share-based compensation expense as a result of the modification to recognize the fair value of the awards based on the portion of the service period completed through December 31, 2023. This amount is included in Transaction and other costs in the Consolidated Statements of Operations. For the year ended December 31, 2024, Transaction and other costs includes $11.9 million in incremental employee compensation costs to recognize the fair value of the awards over the remaining vesting period.

As of December 31, 2024, in accordance with the terms of the Merger Agreement, awards of $55.1 million have been paid in cash.

Transaction and other costs also included retention compensation expense related to the Merger of $2.2 million for both the years ended December 31, 2024 and 2023. The accrued retention liability of $4.4 million was paid in full in the third quarter of 2024. Refer to Note 3 - "Merger" for more detailed information regarding Merger costs.